UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 10, 2005

Date of Report (Date of earliest event reported)

NORTHERN ILLINOIS GAS COMPANY

(Doing business as Nicor Gas Company)

(Exact name of registrant as specified in its charter)

Illinois	1-7296	36-2863847
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1844 Ferry Road

Naperville, Illinois 60563-9600

(Address of principal executive offices) (Zip Code)

(630) 305-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Principal Officer.

Effective January 10, 2005, Jeffrey L. Metz, the company’s Vice President and Controller and Principal Accounting Officer, resigned.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Nicor Gas Company

Date January 12, 2005	/s/ RICHARD L. HAWLEY
Richard L. Hawley
Executive Vice President and
Chief Financial Officer